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                                                                    EXHIBIT 10.3

                                FIRST AMENDMENT

     This First Amendment pertains to the License Agreement "Pacing Technology for Prevention of Cardiac Dysrhythmias" effective September 29, 1993 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY and CAMBRIDGE HEART, INC. (hereinafter LICENSEE).

     WHEREAS, both LICENSEE and M.I.T. Technology Licensing Office have changed addresses, the parties agree to modify the above referenced License Agreement by deleting Article 14 in its entirety, and substituting therefor the following:

     Any payment, notice, or other communication pursuant to this Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:


           In the case of M.I.T.:

           Director
           Technology Licensing Office
           Room NE25-230
           Massachusetts Institute of Technology
           77 Massachusetts Avenue
           Cambridge, MA 02139

           In the case of LICENSEE:

           President & C.E.O.
           Cambridge Heart, Inc.
           1 Oak Park Drive
           Bedford, MA 01730

     All other terms and conditions of the above referenced License Agreement remain unchanged and in full force and effect.

MASSACHUSETTS INSTITUTE OF             CAMBRIDGE HEART, INC.
TECHNOLOGY

By:       /s/ Lori Pressman            By:      /s/ Robert B. Palardy
          ---------------------------           -------------------------
Name:     Lori Pressman                Name:    Robert B. Palardy
          ---------------------------           -------------------------
Title:    Assistant Director           Title:   Vice President, Finance/
          Technology Licensing Office           Administration & CFO
          ---------------------------           -------------------------
Date:     May 21, 1998                 Date:    March 30, 1998
          ---------------------------           -------------------------